Exhibit 10.1

EIGHTH AMENDMENT, dated as of September 6, 2023 (this “Amendment”), to the SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of February 19, 2016, as amended as of August 8, 2016, June 5, 2017, March 15, 2018, August 30, 2019, May 22, 2020, April 23, 2021, and April 26, 2023 (as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; each capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), among BLACKROCK CAPITAL INVESTMENT CORPORATION, a Delaware corporation (the “Borrower”); the LENDERS from time to time party thereto; CITIBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”); and BANK OF MONTREAL, CHICAGO BRANCH, as Syndication Agent.

The Borrower has requested that the Lenders agree to amend the Credit Agreement in the manner provided herein, and the Extending Lenders (as defined below), constituting at least the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing so to amend the Credit Agreement.

Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

A.          Amendments to the Credit Agreement.

(i)          Effective as of the Extension Amendments Effective Date (as defined below):

1.         the Credit Agreement (excluding, except as set forth below, all Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Extension Amendments Effective Date) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and underlined text (indicated textually in the same manner as the following example: bold and underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

2.          Schedule I to the Credit Agreement is hereby amended in its entirety to be in the form of Schedule I hereto.

3.          Schedule 6.01 to the Credit Agreement is hereby amended in its entirety to be in the form of Schedule II hereto.

4.          Schedule 6.02 to the Credit Agreement is hereby amended in its entirety to be in the form of Schedule III hereto.

5.          Schedule 6.04 to the Credit Agreement is hereby amended in its entirety to be in the form of Schedule IV hereto.

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6.          The Exhibits to the Credit Agreement are hereby amended by adding the Borrower Assumption Agreement (as defined in the Credit Agreement as amended hereby on the Extension Amendments Effective Date (the “Extended Credit Agreement”)) as a new Exhibit F in the form of Exhibit C hereto.

(ii)         Effective as of the Reorganization Amendments Effective Date (as defined below), the Credit Agreement (as in effect immediately prior to the Reorganization Amendments Effective Date, and excluding, except as set forth in the Exhibits thereto and the Borrower Assumption Agreement (as defined below), all Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Reorganization Amendments Effective Date) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and underlined text (indicated textually in the same manner as the following example: bold and underlined text) as set forth in the pages of the Credit Agreement (as in effect immediately after (and assuming the occurrence of) Extension Amendments Effective Date) attached as Exhibit B hereto.

B.         Regarding the Extended Commitments.  (i)  On the terms and subject to the conditions set forth herein, effective as of the Extension Amendments Effective Date, each Lender that executes and delivers a signature page to this Amendment (each, an “Extending Lender” and, each Lender that does not so execute and deliver a signature page to this Amendment being deemed to be a “Non-Extending Lender”) agrees that the Commitment Termination Date with respect to all of its Commitments shall be extended from April 23, 2024 to September 6, 2027, and that the Maturity Date of any Loans, if any, made by it and outstanding on such extended Commitment Termination Date shall be extended from April 23, 2025 to September 6, 2028.

(ii)      To facilitate the transactions to occur on the Extension Amendments Effective Date, to the extent that any Extending Lender or new Lender is assuming the Commitments of any Non-Extending Lender (any such Lender, an “Assuming Lender”), on the Extension Amendment Effective Date, the Borrower shall (A) prepay the outstanding Loans (if any), (B) simultaneously borrow new Loans in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Lender shall be effected by book-entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender, (y) the existing Lenders and the Assuming Lenders (if any) shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans are held ratably by the Lenders in accordance with the respective Commitments as set forth on Schedule I, and (z) notwithstanding the delivery dates set forth in Sections 2.03(a) and 2.10(e) of the Credit Agreement, notices of prepayment or Borrowing Requests that are required to be delivered in connection therewith may be provided to the Administrative Agent by no later than 12:00 noon, New York City time, one Business Day prior to the Extension Amendments Effective Date, and (C) pay to the Non-Extending Lenders the amounts, if any, payable under Section 2.15 of the Credit Agreement as a result of any such prepayment.  Concurrently therewith, the Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit and outstanding Swingline Loans so that such interests are held ratably in accordance with their Commitments as set forth on Schedule I.  Each Extending Lender hereby agrees that it shall not assert, and hereby waives, any right or claim to payment of any amounts payable under Section 2.15 of the Credit Agreement as a result of any prepayment described in this Section (B)(ii).

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C.          [Reserved].

D.         Representations and Warranties; No Default or Event of Default.  The Borrower hereby represents and warrants to the Administrative Agent and the Extending Lenders that (i) this Amendment is within its corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of the Borrower, (ii) this Amendment has been duly executed and delivered by the Borrower, (iii) each of this Amendment and the Extended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Extended Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it is true and correct in all respects) on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

E.          Effectiveness.

(i)         This Amendment shall become effective as of the first date (the “Extension Amendments Effective Date”) on which the below conditions shall have been satisfied or waived:

1.         the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower, each Subsidiary Guarantor and each Extending Lender (together, representing at least the Required Lenders);

2.          the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each other Obligor and the authorization of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

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3.          the Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders dated the Extension Amendments Effective Date) of Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel for the Borrower (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);

4.         the Administrative Agent shall have received a certificate from the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated the Extension Amendments Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming that on and as of the Extension Amendments Effective Date (x) the representations and warranties set forth in Article III of the Extended Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it is true and correct in all respects) on and as of the Extension Amendments Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (y) as of the Extension Amendments Effective Date, no Default or Event of Default has occurred and is continuing; and

5.          the Administrative Agent shall have received (i) all amounts invoiced to the Borrower that are due and payable by it (to the extent required under the terms of the Credit Agreement) on the Extension Amendments Effective Date, including payment or reimbursement of all fees and expenses (including (x) pursuant to any fee letters executed and delivered by the Borrower and (y) fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower in connection with the Amendment and (ii) all accrued and unpaid interest on the outstanding Loans and, if applicable, accrued and unpaid commitment fees thereon, to and including the Extension Amendments Effective Date.

(ii)        The amendments and other modifications set forth in Section (A)(ii) shall become effective as of the first date (the “Reorganization Amendments Effective Date”) on which the below conditions shall have been satisfied or waived:

1.           If (and solely to the extent applicable) Reorganization Merger Sub (as defined in the Extended Credit Agreement) is the surviving entity of the Reorganization Merger (as defined in the Extended Credit Agreement), then the Administrative Agent (or its counsel) shall have received (i) a duly executed counterpart of Reorganization Merger Sub to a Borrower Assumption Agreement, dated as of the Reorganization Amendments Effective Date, (ii) such documents and certificates relating to the organization, existence and good standing of Reorganization Merger Sub and the authorization of the Borrower Assumption Agreement (as defined in the Extended Credit Agreement), in form and substance substantially consistent with those documents and certificates (and the terms thereof and attachments thereto) provided with respect to the Borrower pursuant to and in satisfaction of the condition in Section (E)(i)(2) above, and (iii) a customary written opinion (addressed to the Administrative Agent and the Lenders dated the Reorganization Amendments Effective Date) of counsel to Reorganization Merger Sub in form and substance substantially consistent with the opinion delivered pursuant to and in satisfaction of the condition in Section (E)(i)(3) above (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);

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2.          the Reorganization Merger shall have been, or substantially concurrently with the occurrence of the Reorganization Amendments Effective Date shall be, consummated; and

3.       the Administrative Agent shall have received, at least three Business Days prior to the Reorganization Amendments Effective Date, all documentation and other information reasonably requested in writing by the Administrative Agent about Reorganization Merger Sub at least ten Business Days in advance of the Reorganization Amendments Effective Date, which documentation and other information is required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

F.          Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  This Amendment shall constitute a Loan Document, and the representations, warranties and agreements contained herein shall, for all purposes of the Credit Agreement, be deemed to be set forth in the Credit Agreement.  Each Obligor agrees that all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.  In addition, each Obligor reaffirms the security interests and Liens granted by such Obligor under the terms and conditions of the Security Documents to secure the Secured Obligations and agrees that such security interests and Liens remain in full force and effect and are hereby ratified, reaffirmed and confirmed.  On and after (i) the Extension Amendments Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby after giving effect to the Extension Amendments Effective Date, and (ii) the Reorganization Amendments Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement (as in effect immediately prior to the Reorganization Amendments Effective Date) as modified hereby after giving effect to the Reorganization Amendments Effective Date.  This Amendment shall not extinguish any payment obligation outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

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G.         Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section (E), this Amendment shall become effective when executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

H.         Electronic Execution.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Without limiting the generality of the foregoing, the parties hereto hereby (i) agree that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks and the Borrower, electronic images of this Amendment (including with respect to any signature pages hereto) shall have the same legal effect, validity and enforceability as any paper original and (ii) waive any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages hereto.

I.           Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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J.        Applicable Law; Jurisdiction; Waiver of Jury Trial.  The provisions of Section 9.09 and 9.10 of the Credit Agreement as amended hereby shall apply to this Amendment, mutatis mutandis.

K.          Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKROCK CAPITAL INVESTMENT CORPORATION,

by
/s/ Chip Holladay
Name: Chip Holladay
Title: Interim Chief Financial Officer and Treasurer

BCIC-MBS, LLC,

by
/s/ Chip Holladay
Name: Chip Holladay
Title: Interim Chief Financial Officer and Treasurer

BKC ASW BLOCKER, INC.,

by
/s/ Chip Holladay
Name: Chip Holladay
Title: Interim Chief Financial Officer and Treasurer

[Signature Page to Eighth Amendment]

CITIBANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and an Extending Lender,

by
/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to Eighth Amendment]

To approve this Amendment as an Extending Lender:

Bank of Montreal, Chicago Branch,

by
/s/ Michael Orphanides
Name: Michael Orphanides
Title: Managing Director

[Signature Page to Eighth Amendment]

To approve this Amendment as an Extending Lender:

Merrill Lynch Capital Corporation,

by
/s/ Zehra Yasemin Esmer
Name: Zehra Yasemin Esmer
Title: President, Merrill Lynch Capital Corporation

[Signature Page to Eighth Amendment]

To approve this Amendment as an Extending Lender:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

by
/s/ Douglas Darman
Name: Douglas Darman
Title: Director

by
/s/ Mink K Chu
Name: Mink K Chu
Title: Director

[Signature Page to Eighth Amendment]

To approve this Amendment as an Extending Lender:

STATE STREET BANK AND TRUST COMPANY,

by
/s/ John Doherty
Name: John Doherty
Title: Vice President

[Signature Page to Eighth Amendment]

To approve this Amendment as an Extending Lender:

MORGAN STANLEY BANK, N.A.

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Eighth Amendment]

 To approve this Amendment as an Extending Lender:

HSBC Bank USA, N.A.,

by
/s/ Kieran Patel
Name: Kieran Patel
Title: Managing Director

[Signature Page to Eighth Amendment]